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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                   FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 19, 1999



                        LAKEHEAD PIPE LINE COMPANY, LIMITED
                                  PARTNERSHIP
             (Exact name of registrant as specified in its charter)



            DELAWARE                    333-59597                 39-1715851
  (State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)



       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (218) 725-0100

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ITEM 5.    OTHER EVENTS



      This amendment is being filed for the sole purpose of including the conformed signature that was inadvertently omitted from the EDGAR submission of the original filing dated April 16, 1999.





                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       LAKEHEAD PIPE LINE COMPANY, LIMITED
                                       PARTNERSHIP
                                                     (registrant)

                                       By:  Lakehead Pipe Line Company, Inc.
                                               as General Partner


                                            /s/ M.A. MAKI
                                            -----------------------------------
                                            M. A. Maki
                                            Chief Accountant
                                            (Principal Financial and
                                            Accounting Officer)



Date: April 19, 1999